Exhibit 4.2

FORM OF STOCK CERTIFICATE

CLASS B COMMON Par Value $0.01	CLASS B COMMON SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 40701LT 203

HAMILTON BEACH BRANDS HOLDING COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CERTIFICATE NUMBER

XXXXXX

This certifies that    XXXXXX

is the owner of    XXXXXX

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK OF

Hamilton Beach Brands Holding Company (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be subject to all of the provisions of The Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness, the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: DD-MM-YYYY

HAMILTON BEACH BRANDS

HOLDING COMPANY

CORPORATE SEAL
President and Chief Executive Officer
	DELAWARE	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE
Secretary

HAMILTON BEACH BRANDS HOLDING COMPANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cost) (Minor)
under Uniform Gifts to Minors Act of (State)
TEN ENT	– as tenants by the entireties	UNIF TRF MIN ACT	Custodian (Cost) (Minor)
under Uniform Transfers to Minors Act of (State)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received,                                                                               hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares of the Class B Common Stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint

                                                                                                                                                                                 ,

Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated                                                                           20

Signature

Signature
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed: Medallion

Guarantee Stamp

The SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15